Taxation	12 Months Ended
Jun. 30, 2018
Taxation
Taxation

12Taxation

		2018	2017	2016
for the year ended 30 June	Note	Rm	Rm	Rm
South African normal tax		4 035	4 393	5 826
current year		4 689	3 887	6 084
prior years		(654)	506	(258)
Dividend withholding tax		68	59	86
Foreign tax		2 530	2 682	2 420
current year		3 035	2 680	2 704
prior years		(505)	2	(284)

Income tax		6 633	7 134	8 332
Deferred tax — South Africa	14	(414)	2 677	1 894
current year		(545)	2 634	1 878
prior years		131	43	16
Deferred tax — foreign	14	(661)	(1 316)	(1 535)
current year		(874)	(718)	(734)
prior years		485	(127)	81
recognition of previously unrecognised deferred tax assets*		(49)	(470)	(945)
tax rate change		(223)	(1)	63

		5 558	8 495	8 691

*

Included in the previous years is the recognition of a deferred tax asset relating to the accumulated tax losses in Italy which were previously limited in line with the forecasted utilisation thereof. In 2017, recent profits and a successful business turnaround strategy have resulted in the recognition of a previously unrecognised deferred tax asset of EUR25,4 million (R377,2 million). Additionally in 2017 R93 million (2016 - R917 million) of previously unrecognised tax assets were recognised after the approval of the Production Sharing Agreement (PSA) licence area’s Field Development Plan (FDP) in Mozambique.

Regional analysis
 South Africa	3 994	7 013	7 806
 Rest of Africa	854	951	(526)
 Europe	1 649	906	1 137
 United States of America	(1 032)	(424)	183
 Other	93	49	91

Total operations	5 558	8 495	8 691

Contingent liability

As previously reported, the South African Revenue Service (SARS) issued revised assessments for Sasol Oil (Pty) Ltd (Sasol Oil) relating to a dispute around our international crude oil procurement activities for the 2005 to 2012 tax years. Sasol Oil has cooperated fully with SARS during the course of the audit related to these assessments.

The litigation process in the Tax Court, relating to the international crude oil procurement activities for the 2005 to 2007 years of assessment, was concluded and judgement was delivered on 30 June 2017 in favour of SARS. As a result, a liability of R1,3 billion was recognised in the prior year financial statements in respect of the 2005 to 2014 matters that remain the subject of the ongoing litigation. Sasol Oil, in consultation with its tax and legal advisors, does not support the basis of the judgement and filed an appeal with the Supreme Court of Appeal (SCA). The SCA hearing will take place on 21 August 2018 and it is anticipated that the judgement will likely be delivered within a few months thereafter.

SARS has notified Sasol Oil of its intention to place on hold the field audit relating to this issue for the 1999 to 2004 tax years pending the outcome of the litigation. As a result of the judgement handed down on 30 June 2017, a possible obligation may arise from the field audit, which is regarded as a contingent liability.

In addition, there could be a potential tax exposure of R12,6 billion for the periods 2013 to 2014 on varying tax principles relating to the aforementioned activities, which remains the subject of an appeal. Supported by specialist tax and legal advisors, Sasol Oil disagrees with SARS’ additional assessments for the 2013 and 2014 periods and has filed an appeal in the Tax Court, which has been suspended pending the decision of the SCA. A possible obligation may arise for the tax years subsequent to 2014, which could give rise to a future contingent liability, also depending to a degree on the outcome of the SCA hearing.

SARS’ decision to suspend the payment of this disputed tax for the periods 2005 to 2014 currently remains in force.

In 2010, SARS commenced with a request for information in respect of Sasol Financing International Plc (SFI). This matter progressed to an audit over the years and has now culminated in SARS issuing a final audit letter on 16 February 2018. Consequently, assessments were issued in respect of the 2002 to 2012 tax years. SARS argues that the place of effective management of SFI, an offshore treasury function, was South Africa. This approach could result in potential tax exposure of R3,1 billion (including interest and penalties as at 30 June 2018). SFI has co-operated fully with SARS during the course of the audit related to these assessments. SFI, in consultation with its tax and legal advisors, does not support the basis of these additional assessments for all the years. Accordingly, SFI lodged objections and will submit appeals (as the case may be) to the assessments as the legal process unfolds. SARS’ decision to suspend the payment of this disputed tax for the periods 2002 to 2012 currently remains in force.

Sasol is committed to compliance with tax laws and any disputes with tax authorities on the interpretation of tax laws and regulations will be addressed in a transparent and constructive manner.

	2018	2017	2016
	%	%	%
Reconciliation of effective tax rate

The table below shows the difference between the South African enacted tax rate (28%) compared to the effective tax rate in the income statement. Total income tax expense differs from the amount computed by applying the South African normal tax rate to profit before tax. The reasons for these differences are:

South African normal tax rate	28,0	28,0	28,0
Increase in rate of tax due to:
disallowed preference share dividends	0,9	0,9	1,2
disallowed expenditure(1)	4,2	2,3	4,3
disallowed share-based payment expenses(2)	5,3	0,1	0,2
translation differences	—	—	1,1
different tax rates	2,6	0,3	1,0
effect of tax litigation matters(3)	—	3,2	—
tax losses not recognised(4)	9,3	1,0	13,1
prior year adjustments	0,4	—	—
other adjustments	1,5	0,4	1,2

	52,2	36,2	50,1
Decrease in rate of tax due to:
exempt income(5)	(4,2)	(0,4)	(0,8)
share of profits of equity accounted investments	(2,6)	(1,0)	(0,6)
exempt income on reversal of EGTL provision	—	—	(2,7)
recognition of previously unrecognised deferred tax assets	—	(1,6)	(4,0)
utilisation of tax losses	(0,4)	—	(0,7)
investment incentive allowances(6)	(6,9)	(2,4)	(2,4)
effect of tax rate change in the US	(1,4)	—	—
translation differences	(0,9)	(0,9)	—
prior year adjustments	—	(1,4)	(1,9)
other adjustments	(0,4)	(0,2)	(0,4)

Effective tax rate	35,4	28,3	36,6

Adjusted effective tax rate(7)	27,3	26,5	28,2

(1)	Includes non-deductible expenses incurred not deemed to be in the production of taxable income mainly relating to exploration activities.

(2)	This relates to the recognition of a share-based payment expense of R3 billion with the implementation of Sasol Khanyisa, our new Broad-Based Black Economic Empowerment (B-BBEE) ownership structure.

(3)	2017, includes tax, interest and penalties of litigation matters pertaining to Sasol Oil.

(4)

Tax losses not recognised in 2018 resulted mainly from the R2,8 billion impairment of the Canadian shale gas asset and the Mozambique PSA impairment of R1,1 billion for which no deferred tax asset was raised. Refer note 9.

(5)	Includes profit on disposal of our investments in Petronas Chemicals LDPE Sdn Bhd and Petronas Chemicals Olefins Sdn Bhd.

(6)	Energy efficiency allowances increased by R300 million compared to the prior year.

(7)	Effective tax rate adjusted for equity accounted investments, remeasurement items and the once-off items.